SGB INTERNATIONAL HOLDINGS INC.
No. 25 Jia He Road, Xinjing Centre, Unit C2606
Siming District, Xiamen City, Fujian Province
PRC China 361000

March 7, 2012

NEWS RELEASE

XIAMEN CITY, CHINA – SGB International Holdings Inc. (the “Company”) announces the resignation of Xin Li from the Board of Directors and as Chief Executive Officer of the Company. The Company thanks Mr. Li for his contribution to the Company and wishes him success in his future endeavors.

On behalf of the Board of Directors

SGB INTERNATIONAL HOLDINGS INC.

Longwen Lin
Chief Executive Officer and Director

Contact:
SGB International Holdings Inc.
Longwen Lin
Chief Executive Officer and Director
Telephone number: +86-13611930299
Fax number: +86-05972265123